Supplement to Prospectus

Institutional Portfolios

HC Strategic Shares

Dated November 1, 2011

HC Capital Trust

The date of this Supplement is January 12, 2012

The Emerging Markets Portfolio: Effective immediately, Brad Aham will no longer serve as a portfolio manager for the portion of The Emerging Markets Portfolio managed by SSgA Funds Management, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Institutional Prospectus for HC Capital Trust